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                                                                  EXHIBIT 10.8


                              MOREDIRECT.COM, INC.
                             1999 STOCK OPTION PLAN

1.       ESTABLISHMENT, EFFECTIVE DATE AND TERM

         MoreDirect.com, Inc., a Florida corporation (the "Company"), hereby establishes the "MoreDirect.com, Inc. 1999 Stock Option Plan" (the "Plan"). The effective date of the Plan shall be October 11, 1999, (the "Effective Date"), which is the date that the Plan was approved and adopted by the Board of Directors and Shareholders of the Company (the "Board"). Unless earlier terminated pursuant to Section 17 hereof, the Plan shall terminate on October 11, 2009.

2.       PURPOSE

         The purpose of the Plan is to advance the interests of the Company by providing Eligible Individuals (as defined in Section 6 below) with an opportunity to acquire or increase a proprietary interest in the Company, which will thereby create a stronger incentive to expend maximum effort for the growth and success of the Company and its subsidiaries, and will encourage such individuals to remain in the employ of or maintain their relationship with the Company or one or more of its subsidiaries.

3.       TYPE OF OPTIONS

         Each stock option granted under the Plan (an "Option") may be designated by the Board, in its sole discretion, either as (i) an "incentive stock option" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or
(ii) as a non-qualified stock option which is not intended to meet the requirements of Section 422 of the Code; PROVIDED, HOWEVER, that Incentive Stock Options may only be granted to employees of the Company, any "subsidiary corporation" as defined in Section 424 of the Code (a "Subsidiary") or any "parent corporation" as defined in Section 424 of the Code (a "Parent"). In the absence of any designation, Options granted under the Plan will be deemed to be non-qualified stock options. The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as incentive stock options under Section 422 of the Code. Options designated as Incentive Stock Options that fail to continue to meet the requirements of
Section 422 of the Code shall be redesignated as non-qualified stock options automatically on the date of such failure to continue to meet such requirements without further action by the Board.


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4.       ADMINISTRATION

         (a) BOARD. The Plan shall be administered by the Board, which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan or any Option granted or Option Agreement (as defined in Section 9 below) entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan or any Option granted or Option Agreement entered into hereunder. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with the Company"s Articles of Incorporation and By-Laws and applicable law. The interpretation and construction by the Board of any provision of the Plan or of any Option granted or Option Agreement entered into hereunder shall be final, conclusive and binding on all Optionees.

         (b) COMMITTEE. The Board may, in its discretion, from time to time appoint a Compensation Committee and/or Stock Option Committee (each of which is referred to as the "Committee") consisting of not less than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any Parent or Subsidiary, and each of whom shall qualify in all respects as a "non-employee director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" for purposes of Section 162(m) of the Code. The Board, in its sole discretion, may provide that the role of the Committee shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committee such powers and authorities related to the administration of the Plan, as set forth in Section 4(a) above, as the Board shall determine, consistent with the Articles of Incorporation and By-Laws of the Company and applicable law. The Board may remove members, add members and fill vacancies on the Committee from time to time, all in accordance with the Company"s Articles of Incorporation and By-Laws and applicable law. The majority vote of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

         (c) NO LIABILITY. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted or Option Agreement entered into hereunder.

         (d) DELEGATION TO THE COMMITTEE. In the event that the Plan or any Option granted or Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in Section 4(b) above. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, conclusive and binding on all Optionees.



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5.       COMMON STOCK

         The capital stock of the Company that may be issued pursuant to Options granted under the Plan shall be shares of common stock, $.01 par value, of the Company (the "Common Stock"), which shares may be treasury shares or authorized but unissued shares. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall be one million (1,000,000) shares, subject to adjustment as provided in Section 18 below. If any Option expires, terminates or is terminated or canceled for any reason prior to exercise in full, the shares of Common Stock that were subject to the unexercised portion of such Option shall be available for future Options granted under the Plan.

6.       ELIGIBILITY

         Options may be granted under the Plan to (i) any employee or director of the Company or any Parent or Subsidiary, and (ii) any independent contractor, consultant or sales representative performing services for the Company or any Parent or Subsidiary as determined by the Board from time to time on the basis of their importance to the business of the Company (collectively, "Eligible Individuals"), PROVIDED, HOWEVER, that Incentive Stock Options may only be granted to employees of the Company or any Parent or Subsidiary. An individual may hold more than one Option, subject to such restrictions as are provided herein.

7.       GRANT OF OPTIONS

         Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of Common Stock on such terms and conditions as the Board may determine. The date on which the Board approves the grant of an Option (or such later date as is specified by the Board) shall be considered the date on which such Option is granted.

8.       LIMITATION ON INCENTIVE STOCK OPTIONS

         (a) TEN PERCENT SHAREHOLDER. Notwithstanding any other provision of this Plan to the contrary, no individual may receive an Incentive Stock Option under the Plan if such individual, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless (i) the purchase price for each share of Common Stock subject to such Incentive Stock Option is at least one hundred and ten percent (110%) of the fair market value of a share of Common Stock on the date of grant (as determined in good faith by the Board) and (ii) such Incentive Stock Option is not exercisable after the date which is five years from the date of grant.



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         (b) LIMITATION ON GRANTS. The aggregate fair market value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company or a Parent or Subsidiary) shall not exceed $100,000. If an Incentive Stock Option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation, and any Options issued subsequently in the same calendar year, shall be treated as a non-qualified stock option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any Parent or Subsidiary which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which Incentive Stock Options may be granted under this Plan and all such other plans.

9.       OPTION AGREEMENTS

         All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), which shall be executed by the Company and by the Optionee, in such form or forms and containing such terms and conditions not inconsistent with the terms of the Plan as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; PROVIDED, HOWEVER, that all such Option Agreements shall comply with all terms of the Plan.

10.      OPTION PRICE

         The purchase price of each share of Common Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, and subject to the provisions of Section 8(a) above, shall be not less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the Option is granted. If the Common Stock is then listed on any national securities exchange, the fair market value shall be the closing price of a share of Common Stock on such exchange on the last trading day immediately prior to the date of grant; PROVIDED, HOWEVER, that when granting Incentive Stock Options, the Board shall determine fair market value in accordance with the provisions of Section 422 of the Code. If the Common Stock is not listed on any such exchange, the fair market value shall be determined in good faith by the Board.

11.      TERM AND VESTING OF OPTIONS

         (a) OPTION PERIOD. Subject to the provisions of Sections 8(a) and 14 hereof, each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten (10) years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option.




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Notwithstanding the foregoing, the Board may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Board in its discretion may determine; PROVIDED, HOWEVER, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed 10 years.

         (b)      VESTING.

                  (i) INCENTIVE STOCK OPTIONS. Subject to the provisions of
         Section 12(a) and Section 14 hereof, each Agreement will specify the vesting schedule applicable to Incentive Stock Options. The Board may in its discretion provide that any vesting requirement or other such limitation on the exercise of an Incentive Stock Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Incentive Stock Option, so as to accelerate the time at which the Incentive Stock Option may be exercised.

                  (ii) NON-QUALIFIED STOCK OPTIONS. Subject to the provisions of
         Section 12(a) and Section 14 hereof, each Agreement will specify the vesting schedule applicable to non-qualified stock options. The Board may in its discretion provide that any vesting requirement or other such limitation on the exercise of a non-qualified stock option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such non-qualified stock option, so as to accelerate the time at which the non-qualified stock option may be exercised.

         (c) CHANGE IN CONTROL. In the event of a Change in Control (as defined below), the Board may, in its sole and absolute discretion, provide on a case by case basis that (a) immediately prior to the effective date of the transactions giving rise to a Change in Control, the vesting of some or all of the outstanding Options issued pursuant to an Option Agreement may be accelerated so that each such Option shall become exercisable without regard to any limitation on exercise imposed pursuant to the Option Agreement or this Plan, and/or (b) upon the consummation of the transactions giving rise to the Change in Control, all outstanding Options under the Plan shall, to the extent not previously exercised or assumed by the successor corporation or its parent company, terminate and cease to be outstanding. For purposes of the Plan, a "Change in Control" shall mean (i) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company"s then outstanding voting securities, (ii) a liquidation or dissolution of the Company, (iii) the sale, lease, exchange or other disposition of all or substantially all of the assets of the Company, or
(iv) the acquisition by any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the combined voting power entitled to



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vote generally in the election of directors, of additional voting power in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the combined voting power entitled to vote generally in the election of directors. For purposes of the Plan, a "person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act) and "beneficial ownership" shall be determined in accordance with Rule 13d-3 under the Exchange Act.

         (d) INITIAL PUBLIC OFFERING. In the event of an Initial Public Offering of the Company"s Common Stock (as defined below), the Board may, in its sole and absolute discretion, provide on a case by case basis that some or all outstanding Options pursuant to an Option Agreement may become immediately exercisable, without regard to any limitation on exercise imposed pursuant to this Plan. For purposes of this Plan, the Company shall be deemed to have completed an "Initial Public Offering" if there is a closing of an underwritten public offering by the Company pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended, covering the offer and sale of the Company's Common Stock for the account of the Company.

12.      LIMITATIONS ON EXERCISE, MANNER OF EXERCISE AND PAYMENT

         (a) LIMITATIONS ON EXERCISE. Notwithstanding anything to the contrary contained in this Plan or in any Option Agreement, no Option shall be exercisable until the earliest to occur of the following: (a) the Company completes an Initial Public Offering, (b) there is a Change in Control of the Company, or (c) five (5) years from the date such Option was granted.

         (b) MANNER OF EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to the Company on any business day, at its principal office, addressed to the attention of the person designated by the Company from time to time as the Stock Option Administrator, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of one hundred (100) shares or the maximum number of shares available for purchase under the Option at the time of exercise.

         (c) PAYMENT. Payment of the Option Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 10 above) on the date of exercise; (iii) by delivering a written direction to the Company that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company) or a cashless exercise/loan procedure (pursuant to which the Optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to the Company



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whereby the stock certificate or certificates for the shares of Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that the Company, may, in its judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and agreed to by the Board in its sole and absolute discretion, by the delivery of a promissory note of the Optionee to the Company on such terms as the Board shall specify in its sole and absolute discretion; or (v) by a combination of the methods described in clauses (i), (ii), (iii) and (iv). Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the cashless exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

         (d) ISSUANCE OF CERTIFICATES. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such shares of Common Stock. An individual holding or exercising an Option shall have none of the rights of a shareholder until the shares of Common Stock covered thereby are fully paid and issued to him and, except as provided in Section 18 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

         (e) EXECUTION OF SHAREHOLDERS" AGREEMENT AS CONDITION TO EXERCISE OF OPTION. In the event that the Optionee shall desire to exercise all or any portion of an Option prior to the date on which the Company shall have completed an Initial Public Offering, the Optionee shall, as a condition precedent to such Optionee"s right to exercise an Option, execute and deliver a copy of a shareholders" agreement containing such terms and conditions as may be specified by the Board from time to time in its sole and absolute discretion, which may provide, among other things, for restrictions on transfer and voting of Option Shares and provisions governing the management and control of the Company.

13.      TRANSFERABILITY OF OPTIONS

         (a) INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

         (b) NON-QUALIFIED STOCK OPTIONS. Unless otherwise permitted by the Board in its sole and absolute discretion, no non-qualified stock option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.



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14.      TERMINATION OF EMPLOYMENT, DEATH, DISABILITY OR BREACH OF RESTRICTIVE
         COVENANTS

         (a) GENERAL. If an Optionee"s employment with or service as a director of or independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary terminates for any reason other than Cause (as defined below), death or "permanent and total disability" (within the meaning of
Section 22(e)(3) of the Code) of such Optionee, Options granted to the Optionee will expire thirty (30) days following the last day of the Optionee"s employment with or service as a director of or independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary, or, if earlier, the date specified in the Option Agreement. Except as may otherwise be provided in any Option Agreement, Options will be exercisable only to the extent they are exercisable on the date the Optionee's employment with or service as a director of or independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary terminates.

         (b) CAUSE. Notwithstanding any provisions set forth in this Plan, if the Company or any Parent or Subsidiary terminates an Optionee"s employment with or service as a director of or independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary for Cause (as defined below), all Options granted to such Optionee pursuant to the Plan shall terminate upon the date of such termination of employment or service and such Optionee shall have no further right to purchase shares of Common Stock pursuant to such Options. For purposes of the Plan, "Cause" means (i) failure or refusal of the Optionee to perform the duties and responsibilities that the Company or any Parent or Subsidiary requires to be performed by him, (ii) gross negligence or willful misconduct by the Optionee in the performance of his duties, (iii) commission by the Optionee of an act of dishonesty affecting the Company or any Parent or Subsidiary, or the commission of an act constituting common law fraud or a felony, or (iv) the Optionee"s commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in material damages to the Company or any Parent or Subsidiary. Notwithstanding the above, if an Optionee shall have entered into an employment, independent contractor, consulting, sales representative or other agreement with the Company or any Parent or Subsidiary which defines the term "Cause" for purposes of such agreement,"Cause" for purposes of this Plan shall be defined pursuant to the definition in such agreement rather than the definition set forth above. The Board shall determine whether Cause exists for purposes of this Plan and such determination shall be final, conclusive and binding on the Optionees.

         (c) DEATH. If an Optionee dies while serving as an employee or director of or independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary, all Options exercisable on the date of the Optionee"s death shall remain exercisable by the executors or administrators or legatees or distributees of such Optionee's estate at any time within one (1) year after the date of such Optionee's death, or if earlier, the date specified in the Option Agreement pursuant to Section 11(a) above, to exercise such Options in whole or in part.



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         (d) DISABILITY. If an Optionee's employment with or service as a director of or independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary is terminated by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then all Options exercisable on the date of the termination of the Optionee's employment or service shall remain exercisable by Optionee at any time within one (1) year after such termination of employment or service, or if earlier, the date specified in the Option Agreement pursuant to Section 11(a) above, to exercise such Options in whole or in part. Whether a termination of employment or service is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Board, which determination shall be final, conclusive and binding on the Optionees.

15.      USE OF PROCEEDS

         The proceeds received by the Company from the sale of Common Stock upon exercise of Options granted under the Plan shall constitute general funds of the Company.

16.      REQUIREMENTS OF LAW

         (a) VIOLATIONS OF LAW. The Company shall not be required to sell or issue any shares of Common Stock upon exercise of any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation, any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, conclusive and binding on the Optionees. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

         (b) REGISTRATION. At the time of any exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his or her heirs, legatees or legal representative, as the case may be), as a condition to the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or his or her heirs, legatees or legal representative, as the case may be) upon his or her exercise of all or any portion of the Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Company determines, in the discretion of the Board, that the




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listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option or to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

         (c) WITHHOLDING. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to: (i) the withholding of delivery of shares of Common Stock upon exercise of Options until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable upon exercise of such Options in an amount sufficient to reimburse the Company for the amount it is required to so withhold, or (iii) withholding the amount due from any such person"s wages, compensation, fees or other amounts due such person.

         (d) GOVERNING LAW. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

17.      AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Options have not been granted; PROVIDED, HOWEVER, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Articles of Incorporation and By-Laws of the Company shall be required for any amendment (i) that changes the requirements as to Eligible Individuals to receive Options under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be sold pursuant to Options that are granted under the Plan (except as permitted under Section 18 hereof), or (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Rule 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded. Except as permitted under Section 18 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.




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18.      EFFECT OF CHANGES IN CAPITALIZATION

         (a) RECAPITALIZATION. Subject to Section 11(c) above, if the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, reorganization (other than as described in Section 18(b) below), stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of the Company, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Board (i) in the aggregate number and kind of shares of Common Stock available under the Plan, (ii) in the number and kind of shares of Common Stock issuable upon exercise of outstanding Options granted under the Plan, and (iii) in the Option Price per share of outstanding Options granted under the Plan.

         (b) REORGANIZATION. Subject to Section 11(c) above, in connection with a merger, consolidation, reorganization or other business combination of the Company with one or more other entities in which the Company is not the surviving entity, each then outstanding Option shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such merger, consolidation, reorganization or other business combination.

         (c) DISSOLUTION OR LIQUIDATION. Upon the dissolution or liquidation of the Company, the Plan and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 18(c), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 11(b) above.

         (d) ADJUSTMENTS. Adjustments under this Section 18 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, conclusive and binding on the Optionees. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

         (e) NO LIMITATIONS. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

19.      DISCLAIMER OF RIGHTS

         No provision in the Plan or in any Option granted or Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain an employee or director of or an independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary or to interfere in any way with the right and authority of the Company or any Parent or Subsidiary either to increase or decrease the compensation of any individual, including any Option holder, at any time, or to terminate his employment with or service as a director of or independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary or to terminate any other relationship between any individual and the Company or any Parent or Subsidiary. A holder of an Option shall not be deemed for any purpose to be a Shareholder of the Company with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 18 hereof.

20.      NONEXCLUSIVITY OF THE PLAN

         The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights otherwise than under the Plan.

21.      SEVERABILITY

         If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

22.      NOTICES

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business and addressed to the attention of the person designated by the Company from time to time as the Stock Option Administrator, and if to the holder of an Option, to the address as appearing on the records of the Company.



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